UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2006


                          First Consulting Group, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                       000-23651                95-3539020
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(State or other jurisdiction           (Commission              (IRS Employer
      Of incorporation)                File Number)          Identification No.)

            111 W. Ocean Blvd. 4th Floor,
                    Long Beach, CA                                  90802
       (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (562) 624-5200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     The Board of Directors ("Board") of First Consulting Group, Inc. ("FCG" or the "Company") elected Ronald V. Aprahamian as a director of the Company on April 25, 2006 to fill an existing vacancy on the Board. Mr. Aprahamian will serve in the class of directors whose terms expire at the 2006 annual stockholders meeting of the Company. The Board also appointed Mr. Aprahamian as a member of the Audit and Compensation Committees of the Board. Mr. Aprahamian was initially recommended to serve on the Board by himself, as one of our stockholders; however, Mr. Aprahamian was not elected pursuant to any arrangement or understanding between him and any other persons. In connection with his appointment to the Board, the Company will pay Mr. Aprahamian the standard compensation it pays to its non-employee directors, and similar to past appointees to the Board, Mr. Aprahamian has been granted stock options to purchase a total of 24,000 shares of the Company's common stock. The stock options vest as follows: (i) an option to purchase 4,000 shares vests over one year in 12 equal monthly installments; and (ii) an option to purchase 20,000 shares vests over four years with 25% vested after one year and the balance of the options vesting in 36 equal monthly installments thereafter. The exercise price of the options is $7.61.

     FCG issued a related press release announcing the appointment of Mr. Aprahamian on April 25, 2006. The full text of the press release is attached as
Exhibit 99.1 to this report and is hereby incorporated by reference herein.

     Also, on April 24, 2006, it was determined that each of Stanley R. Nelson and Jack O. Vance would retire from the Board and not stand for re-election as a director of the Company when their terms expire at the 2006 annual stockholders meeting of the Company. Neither Mr. Nelson nor Dr. Vance has notified the Board of Directors of any disagreements with the Board or management. The Board has decided not to replace these two directors when they retire, and voted to reduce the size of the Board from 11 directors to nine directors, effective upon their retirement. The Company thanks Mr. Nelson and Dr. Vance for their service on the Board and wishes them well in their future endeavors.

     In anticipation of the reduction in the size of the Board and in order to accomplish director classes that consist of one-third of the total number of directors as of the 2006 annual stockholders meeting of the Company, the Board has adjusted the classes of the Board by moving Michael P. Downey from the class whose term expires in 2007 to the class whose term expires in 2006. This adjustment was achieved through the resignation of Mr. Downey, followed by his immediate reelection by the Board to the vacant Board seat he previously held. The term of his vacant seat was reclassified to expire at the 2006 annual stockholders meeting of the Company, and Mr. Downey is expected to be nominated for reelection to the Board for a new three year term at the 2006 annual stockholders meeting of the Company. There was no change in Mr. Downey's compensation or vesting of any options previously granted to him as a result of his transfer to the 2006 class of directors.

     The following is the biographical information for Messrs. Aprahamian and
Downey:

     Ronald V. Aprahamian, age 59, has served as a director since April 2006. He is a business consultant and private investor. Mr. Aprahamian served as chairman of the board of Superior Consultant Holdings Corporation, a national healthcare information technology and strategic and operations management consulting firm, from October 2000 to March 2003, and served as a director from March 2003 to January 2005. He has also served as a director at Sunrise Senior Living, Inc., provider of senior living services throughout North America and Europe, since 1995. Mr. Aprahamian also served as a director of Metrocall, Inc., a wireless technology company from May 1995 to September 2002. Mr. Aprahamian was chairman of the board and chief executive officer of The Compucare Company, a health care information technology company, from 1988 until October 1996. From May 1997 to September 1998, Mr. Aprahamian was a consultant to Sunrise Senior Living, Inc.

     Michael P. Downey, age 58, has served as a director since February 2003. Since 1997, Mr. Downey has been a private investor and executive consultant to various companies. From 1986 to 1997, Mr. Downey served as the senior financial executive of Nellcor Puritan Bennett and one of its predecessors, a manufacturer of medical instruments. From 1984 to 1986, Mr. Downey was Vice President of Finance with Shugart Corporation, a manufacturer of disk drives. Mr. Downey serves as chairman of the Audit Committee, and on the Nominating and Compensation Committees of Vertical Communications (formerly Artisoft, Inc.), a developer of software-based phone systems, and served as its interim President and Chief Executive Officer from March 2000 to July 2000. Mr. Downey is also a director and chairman of the Audit Committee of Emulex Corporation, a designer and manufacturer of both software and hardware-based network access products, and since March 2005, he has been a director and a member of the Audit and Compensation Committees of Adeza Bio-Medical, Inc., a manufacturer of women's health products.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

        99.1 Press Release dated April 25, 2006 of the Company.













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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              First Consulting Group, Inc.



Date: April 25, 2006                     By:  /s/ Michael A. Zuercher
                                              ----------------------------------
                                              Michael A. Zuercher
                                              VP, General Counsel and Secretary